EXHIBIT 10.11

                      AMENDMENT TO STOCK PURCHASE AGREEMENT

        This Amendment (the "Amendment") to the Stock Purchase Agreement (the "Agreement"), dated as of December 18, 1995, by and between Jack H. Castle, D.D.S. (the "Seller") and Castle Dental Centers, Inc., a Delaware corporation (the "Purchaser"), is made and entered into as of the 15th day of August, 1996.

        1. INTRODUCTION. This Amendment is entered into pursuant to and in conformity with Section 5.2 of the Agreement. All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

        2. AMENDMENTS. Purchaser and Seller hereby agree to amend the Agreement as follows:

                (a) The following Section 5.5 is hereby added to the Agreement:

                        "5.5. EFFECTIVE DATE. The effective date of this Agreement for all purposes shall be December 31, 1995."

        3. NO OTHER CHANGES. Except as set forth herein, provisions of the Agreement shall remain in full force and effect.

        4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

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        IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be executed as of the date first set forth above.


                                     SELLER:

                                     ______________________________
                                     Jack H. Castle, D.D.S.

                                     PURCHASER:

                                     Castle Dental Centers, Inc.

                                     By: __________________________
                                            Jack H. Castle, Jr.
                                            Chairman and Chief Executive Officer

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